UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2002

MAXIMUS, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	1-12997 (Commission File Number)	54-1000588 (I.R.S. Employer Identification No.)

11419 Sunset Hills Road, Reston, Virginia 20190

(Address of Principal Executive Offices, including Zip Code)

(703) 251-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Item 5.  Other Events.

We are filing this Current Report on Form 8-K to disclose certain financial information reflecting a reorganization of our principal operating segments.

We have reorganized our business into four reportable operating segments in order to better focus and manage our healthcare outsourcing work, which had been part of the Government Operations Group.  The four reportable operating segments are (1) the Human Services Group (formerly part of the Government Operations Group), (2) the Health Management Services Group (formerly part of the Government Operations Group), (3) the Consulting/Management & Information Services Group (formerly the Consulting Group) and (4) the Systems Group.  The Health Management Services division and the Federal Services division, both formerly part of the Government Operations Group, now comprise the newly formed Health Management Services Group.  The Child Support division and the Workforce Services division, both formerly part of the Government Operations Group, now are located in the newly formed Human Services Group.

We are herein providing certain financial segment information for earlier periods to reflect this change in the composition of our reportable segments as if we had operated under the new organizational structure during the last two fiscal years.  This information is being provided for comparison purposes only.  In all future filings, we will provide similar financial segment information for each of the Health Management Services Group, the Human Services Group, the Consulting/Management & Information Services Group, and the Systems Group.

(Dollars in thousands)	Quarter Ended
	Dec. 31, 1999	Mar. 30, 2000	June 30, 2000	Sept. 30, 2000	Dec. 31, 2000	Mar. 31, 2001	June 30, 2001	Sept. 30, 2001
Revenues:
Health Management Services Group	$24,088	$24,853	$25,835	$25,854	$28,874	$31,587	$35,850	$38,226
Human Services Group	27,092	29,177	29,794	34,484	30,440	34,233	34,804	38,771
Consulting/Management & Information Services Group	27,141	27,255	31,150	34,371	33,038	37,181	40,616	35,991
Systems Group	11,362	12,216	18,798	15,694	16,894	17,256	19,362	14,137
Total revenues	$89,683	$93,501	$105,577	$110,403	$109,246	$120,257	$130,632	$127,125

Gross profit:
Health Management Services Group	$5,458	$6,291	$5,634	$6,113	$5,643	$6,056	$6,326	$6,006
Human Services Group	5,709	6,056	7,099	8,623	5,974	7,732	7,340	10,265
Consulting/Management & Information Services Group	11,327	10,855	12,352	15,448	12,575	17,073	19,796	17,969
Systems Group	5,104	6,050	8,660	5,765	7,800	7,350	7,050	6,478
Total gross profit	$27,598	$29,252	$33,745	$35,949	$31,992	$38,211	$40,512	$40,718

Income from operations:
Health Management Services Group	$3,227	$3,989	$3,348	$2,758	$2,606	$2,867	$3,400	$3,072
Human Services Group	1,734	2,619	3,168	2,456	1,772	3,054	3,284	6,338
Consulting/Management & Information Services Group	5,172	4,733	5,196	7,198	4,591	9,395	11,942	10,919
Systems Group	1,765	2,259	2,708	(820)	1,880	1,027	1,039	(146)
Total income from operations	$11,898	$13,600	$14,420	$11,592	$10,849	$16,343	$19,665	$20,183

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, INC.

Date:	February 4, 2002	By:	/s/ F. ARTHUR NERRET
F. Arthur Nerret
Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)